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                                                                    EXHIBIT 10.2

                   COST REIMBURSEMENT AND SUPPORT AGREEMENT
                   ----------------------------------------

     THIS COST REIMBURSEMENT AND SUPPORT AGREEMENT (this "Agreement") is made and entered into as of [*] by and among TDN, Inc., a Delaware corporation (the "Company"), Thomson Consumer Electronics, Inc., a Delaware corporation ("TCE") and Gemstar International Group Limited ("Gemstar").

                                  BACKGROUND
                                  ----------

     The Company is a corporation which is engaged in the business of providing certain services associated with TV Guide Plus+ (the "Business"). [*] has made [*] to the Business and has rendered advice in the conceptual development of the Company. Its advice will continue to be necessary in order to assist the Company in its business operations.

     In consideration of the foregoing and the mutual covenants and conditions contained here, the parties agree as follows:

          1.  Cost Reimbursement, Advisory Services and Payment.
              --------------------------------------------------

          In order to [*] and to compensate it for advisory services being rendered, as the full, complete and sole source of [*], the Company shall pay [*], on a quarterly basis, [*] percent [*] of the Company's [*] revenue as set forth in this Section 1. For the purpose of this Agreement, [*] revenue shall mean those receipts collected and recognized by the Company (without any deduction for [*] to employees of the Company or payment of [*] to any third party (such as a [*] , or [*] company)) less any payments for the Company's use or acquisition of intellectual property of third parties related to or associated with the Business. In the event [*] (the "Acquiring Entity") acquires [*] from any third party that are the subject of any existing at [*] agreement between such party and [*] (the [*]) that is associated with or related to the Business, Company shall make such payments to the [*] under the terms of the [*] as if the [*] continued and Company were the licensee and the [*] were the licensor thereunder and such payments shall be deemed to constitute payments to be deducted from receipts of the Company for purposes of the calculation described above.

     Each payment made to [*] pursuant to this Agreement shall be made within thirty (30) days following the close of the calendar quarter, except for the fourth quarter of the Company's fiscal year for which payments relating thereto will be made within thirty (30) days of the completion of the audit for such year, and shall be accompanied by a report detailing the Company's total receipts and any allowed deductions therefrom.

__________
[*] Confidential Treatment Requested.
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     2.  Miscellaneous.
         -------------

     2.1 Governing Law.
         -------------

         This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to conflict of laws principles thereof.

     2.2 Amendments and Waivers.
         -----------------------

         Any amendment of this Agreement or waiver of compliance with any of the provisions hereof shall be in writing and shall require the written approval of TCE, Company and Gemstar. Any such amendment or waiver so approved shall be binding upon the parties hereto and their respective successors and permitted assigns.

     2.3 Assignment.
         ----------

         This Agreement and the rights granted hereunder shall not be assignable without the prior written consent of both parties thereto.

     2.4 Authorized Representative.
         -------------------------

     Each party hereto represents that this Agreement has been duly authorized and that the representative signing below has the requisite authority to execute this Agreement on its behalf.

SIGNATURES
----------

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

TDN, INC.                               THOMSON CONSUMER ELECTRONICS, INC.


By:  /s/ LARRY GOLDBERG                 By: /s/ J.E. MEYER
   ---------------------------              -------------------------------
Name:  Larry Goldberg                   Name:  J.E. Meyer
     -------------------------               ------------------------------
Title:  Secretary                       Title:  Ex VP
      ------------------------                -----------------------------

                                        GEMSTAR INTERNATIONAL GROUP LIMITED

                                        By: /s/ H. YUEN
                                           --------------------------------
                                        Name:  H. Yuen
                                             ------------------------------
                                        Title:  CEO
                                              -----------------------------